________________________________________________________________________________
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported):  JULY 10, 1997

                      BAY VIEW SECURITIZATION CORPORATION
________________________________________________________________________________
              (Exact name of registrant as specified in charter)


          DELAWARE                      333-16233                93-1225376
______________________________    _____________________      ___________________
State or other jurisdiction of    (Commission File No.)       (I.R.S. Employer
incorporation or organization                                Identification No.)


          C/O BAY VIEW BANK
       2121 SO. EL CAMINO REAL
        SAN MATEO, CALIFORNIA                                       94403
______________________________________                        _________________
Address of principal executive offices                             Zip Code


      Registrant's telephone number, including area code:  (415) 573-7300


                                 Not Applicable
________________________________________________________________________________
 (Former name, former address, and former fiscal year, if changed since last report)
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Item 7.   Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1   Monthly Servicer's Report dated June 30, 1997


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                  BAY VIEW 1997 RA-1 AUTO TRUST
                             BY:  BAY VIEW SECURITIZATION CORPORATION
                                  ORIGINATOR OF TRUST



Dated:  July 24, 1997             By:   /S/ David A. Heaberlin
                                        ----------------------
                                        David A. Heaberlin
                                        Treasurer and Chief Financial Officer


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